UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 5, 2007, Cascade Microtech, Inc., an Oregon corporation (“Cascade”), filed a Current Report on Form 8-K to report that on April 3, 2007, Cascade, Gryphics Acquisition Corporation, a Minnesota corporation and a wholly-owned subsidiary of Cascade (“Merger Sub”), and Gryphics, Inc., a Minnesota corporation (“Gryphics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), and that pursuant to the Merger Agreement, Gryphics was merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Cascade. This Form 8-K/A amends the Current Report on Form 8-K filed by Cascade on April 5, 2007 (the “Initial Form 8-K”) to include the required Item 9.01(a) Financial Statements of Business Acquired and the required Item 9.01(b) Pro Forma Financial Statements.

Cascade hereby amends and restates Item 9.01 of the Initial Form 8-K to read in its entirety as follows:

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The financial statements of Gryphics, Inc., required by this Item 9.01(a) are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Statements.

The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of Cummings, Keegan and Co., PLPP, independent auditors for Gryphics, Inc.

99.1	Audited consolidated financial statements of Gryphics, Inc. for the years ending December 31, 2006 and 2005.

99.2	Unaudited interim consolidated financial statements of Gryphics, Inc. for three months ending March 31, 2007 and 2006.

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2006 and the quarter ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 19, 2007.

CASCADE MICROTECH, INC. (Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz Vice President and Chief Financial Officer